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                          Vanguard(R) Explorer(TM) Fund
               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2003

In the "Security Selection" section of the prospectus, the text regarding The Vanguard Group is replaced with the following:

     The Vanguard Group (Vanguard), which managed about 16% of the Fund's assets as of October 31, 2002, constructs a broadly diversified portfolio of small-cap domestic growth stocks based on the adviser's assessment of the relative return potential of the underlying securities. The adviser selects securities that it believes offer a good balance between reasonable valuations and attractive earnings growth prospects relative to their peers. Vanguard implements its stock selection process through the use of proprietary software programs that allow comparisons to be made among hundreds of securities at a time.







(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS24 022003